Exhibit 23
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We consent to the use in this Registration Statement of The Forest Bank, LLC on Form S-1 of our report dated June 20, 2001, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Experts" in such Prospectus.


                                           /s/ Mengel, Metzger, Barr & Co. LLP




Rochester, New York
November 6, 2001